SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the Appropriate Box:

/ /Preliminary Proxy Statement

/ /Confidential for Use of Commission Only

/x /Definitive Proxy Statement

/ /Definitive Additional Materials

/ /Soliciting Materials Pursuant to §240.14a-11(c) or §240.14a-12

TENGASCO, INC. __________________________________________________________________________

(Name of Registrant as Specified in its Charter)

_____________________________________________________________________________________________

(Name of person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box)

/x / No Fee Required

/ / $125 per Exchange Act Rules-O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

/ / Fee computed on table below per Exchange Act Rules14A-6(i)(4) and O-11.

1) Title of each class of securities to which each transaction applies:

________________________________________________________________________________________
2) Aggregate number of securities to which transaction applies:

_________________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

________________________________________________________________________________________

4) Proposed maximum aggregate value of transaction.

________________________________________________________________________________________

5) Total fee paid.

_________________________________________________________________________________________

/ / Fee paid previously by written preliminary materials.

/ / check box if any part of the fee is offset as provided by Exhange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid
2) Form Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed: